Exhibit 10.23

EIGHTH AMENDMENT TO THE PRIVATE INSTRUMENT NON-RESIDENTIAL REAL ESTATE LEASE AGREEMENT

Entered into by and between:

I - LUCIO TOMASIELLO, Brazilian, single, of age, Entrepreneur, holder of the RG [ID Card] No. SSP/SP, duly enrolled with the Individual Taxpayer’s Registry of the Ministry of Treasury - CPF/MF under the No. , residing and domiciled in and MAURÍCIO TOMASIELLO, Brazilian, single, Entrepreneur, holder of the RG [ID Card] No. , issued by SSP/SP, duly enrolled with the Individual Taxpayer’s Registry of the Ministry of Treasury - CPF/MF under the No. , residing and domiciled in , both of them hereinafter referred to as “LESSORS”; and,

II – AMYRIS BIOTECNOLOGIA DO BRASIL LTDA. (Formerly known as SMA Indústria Química Ltda.), a limited liability company headquartered in the City of Campinas, State of São Paulo, at Rua James Clerk Maxwell, No. 315, Techno Park, CEP [Zip Code]: 13069 - 380, duly enrolled with the Corporate Taxpayer’s Registry of the Ministry of Treasury - CNPJ/MF under the No. 12.065.083/0003-48, represented herein pursuant to its Articles of Organization, hereinafter referred to as “LESSEE”; and,

LESSORS and LESSEE are collectively referred to as the “Parties” and, individually, as a “Party”.

WHEREAS, on March 31, 2008, the Parties entered into the Private Instrument of Non-Residential Real Estate Lease Agreement (“Agreement”), referring to the lease of a commercial warehouse, which has the total built area of 1,368.09 m² (one thousand, three hundred and sixty-eight square meters and nine square centimeters), which is located at Rua James Clerk Maxwell, No. 315, CEP: 13069 - 380, under the enrollment No. 100068 filed with the 2nd Registrar of Deeds of Campinas, State of São Paulo and
Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  1

registered in the City of Campinas, State of São Paulo, under the cartographic code No. 3162.44.26.0285.00000 (“Real Estate”);

WHEREAS, on July 05, 2008, the Parties entered into the Private Instrument of Amendment to the Non-Residential Real Estate Lease Agreement (“First Amendment”), which modified the lease guarantee conditions set forth in the Agreement;

WHEREAS, on October 30, 2008, the Parties entered into the Second Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Second Amendment”), which expanded and extended the lease term from 36 (thirty-six) months to 60 (sixty) months, namely, May 31, 2013;

WHEREAS, on October 01, 2012, the Parties entered into the Third Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Third Amendment”), which expanded and extended the lease term for 36 (thirty-six) more months, with effective term as of October 01, 2015, and set the increase of the monthly rent price;

WHEREAS, on March 5, 2015, the Parties entered into the Fourth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Fourth Amendment”), which expanded and extended the lease term for 43 (forty-three) more months, with effective term as of October 5, 2018, set once again the increase of the monthly rent Price, and set the accessory clauses to the Agreement;

WHEREAS, on September 22, 2015, the Parties entered into the Fifth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Fifth Amendment”), which provided that the monthly rent price would not undergo any annual adjustment or inflation adjustment at the variation of the General Market Price Index - IGPM, measured by Fundação Getúlio Vargas - FGV, and kept the monthly rent price paid by LESSEE up to October 01, 2016;

Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  2

WHEREAS, on October 17, 2016, the Parties entered into the Sixth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Sixth Amendment”), which set the increase of the monthly rent price upon adjustment and extended the lease term to October 1, 2019;

WHEREAS, on September 25, 2017, the Parties entered into the Seventh Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Seventh Amendment”), which kept the monthly rent price without the levy of any type of annual adjustment or inflation adjustment of the monthly rent price up to October 1, 2018;

WHEREAS the Parties has an interest, under mutual agreement, in (i) extending the effective term of the Agreement; (ii) increasing the monthly rent price; (iii) adjusting the base date for the next adjustments, and (iv) adjusting the provision in clause 12 to the Agreement, as set hereinafter.

Now, therefore, the Parties, under mutual agreement, resolve to enter into the Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement (“Eighth Agreement”), in accordance with the following clauses and conditions.

CLAUSE ONE
EFFECTIVE TERM

1.1 After negotiations of reciprocal agreement between the Parties, both parties agree to extend the effective term of the agreement, in a retroactive manner, from October 01, 2019, for the additional period of 60 (sixty) months, that is, 5 (five) years.

1.2 The term indicated in the foregoing clause may only be extended upon the execution to a new amendment by the Parties.

CLAUSE TWO
PRICE AND ADJUSTMENTS

Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  3

2.1 The Parties hereby further agree that, upon mutual and express agreement, as of December 01, 2019, the monthly rent price shall be BRL 41,034.31 (forty-one thousand and thirty-four Brazilian Reais and thirty-one cents) to be paid by LESSEE to LESSORS.

2.1.1 Nonetheless, the date of October 01, 2020 is defined as base date for the future annual adjustments at IPCA [Broad Consumer Price Index].

CLAUSE THREE
EARLY REDELIVERY OF THE REAL ESTATE

3.1 The Parties resolve to, under mutual agreement, amend the writing of the paragraph one to Clause 12 to the Agreement, as well as include paragraph three, as follows:

Clause 12 - paragraph one: “In event of early redelivery of the real estate by LESSEE, within a shorter term than the agreed-upon period of 60 (sixty) months and provided that LESSEE has already performed at least 50% of agreement term, there shall be any enforcement of fine provided that LESSEE early notifies LESSOR within 120 (one hundred and twenty) days in advance. If such obligation is not fulfilled, the fine shall be due and enforced in the amount equivalent to 3 (three) rents, proportionally reduced with respect to the elapsed time of such lease extension”.

Paragraph three: The fine in concern shall not be due either in case LESSEE redelivers the real estate on an early basis and even before the fulfillment of 50% of the agreement term in virtue of the completion of its activities in the City of Campinas/SP.

CLAUSE FOUR
GENERAL PROVISIONS

Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  4

4.1 All of the terms, further clauses and conditions in the Agreement and Amendments hereto, which have not been expressly amended by this Eighth Amendment, are hereby ratified.

4.2 The Parties agree that the terms to this Eighth Amendment prevail over the conditions provided for in any other understanding between the Parties from the date of execution to the Agreement and the date of execution to this Eighth Amendment.

4.3  The Agreement may not, as well as this Eighth Amendment, be amended, in any of the provisions hereof, upon the execution in writing of an amendment to the agreement.
4.4. The signatures to this Amendment shall be set in electronic form through the DocuSign platform and expressly represent that they acknowledge the validity of this type of signature.

        4.4.1 Only persons legally vested with representation powers may electronically execute this document; it is hereby assured that, by LESSEE, the e-mail(s) authorized to execute the instrument is(are): and , by LESSORS, the e-mail(s) authorize to execute the instrument is(are): and .

Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  5

In witness whereof, the Parties execute this instrument in 03 (three) counterparts of equal contents and form, for the same effects, along with 02 (two) legally capable undersigned witnesses.

Campinas, December 9, 2019.

/s/ Lucio Tomasiello /s/ Mauricio Tomasiello
LESSORS: LÚCIO TOMASIELLO / MAURÍCIO TOMASIELLO

/s/ Gianni Valent /s/ Reginaldo Pereira de Souza Scwery
LESSEE: AMYRIS BIOTECNOLOGIA DO BRASIL LTDA.

Witnesses:

1. /s/ Alessi Gabriel Braga    2. /s/ Letícia Bressan Santolim
Name: Alessi Gabriel Braga    Name: Letícia Bressan Santolim
CPF/MF:      CPF/MF:

Eighth Amendment to the Private Instrument of Non-Residential Real Estate Lease Agreement  6